BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock iShares® Alternative Strategies V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated January 11, 2017 to the Prospectus of each Fund, dated May 1, 2016

Effective immediately, the below funds have been added as eligible underlying funds for each Fund.

The section in the Prospectus of each Fund entitled “Details About the Fund — Information About the ETFs” is hereby amended to add the following to the table in the subsection entitled “ETFs:”

Fund Name	Investment Objective and Principal Investment Strategies
iShares ® Core International Aggregate Bond ETF

The fund seeks to track the investment results of an index composed of global non-U.S. dollar-denominated investment-grade bonds that mitigates exposure to fluctuations between the value of the component currencies and the U.S. dollar.

The fund seeks to track the investment results of the Bloomberg Barclays Global Aggregate ex USD 10% Issuer Capped (Hedged) Index (the “Underlying Index”), which measures the performance of the global investment-grade bond market. As of October 30, 2015, there were 8,068 issues in the Underlying Index. The Underlying Index includes investment-grade fixed-rate sovereign and government-related debt, corporate and securitized bonds from both developed and emerging market issuers. Securities included in the Underlying Index are issued in currencies other than the U.S. dollar, must have maturities of at least one year and are required to meet minimum outstanding issue size criteria. The Underlying Index is market capitalization-weighted with a cap on each issuer of 10%. Debt that is publicly issued in the global and regional markets is included in the Underlying Index. Certain types of securities, such as USD-denominated bonds, contingent capital securities, inflation-linked bonds, floating-rate issues, fixed-rate perpetuals, retail bonds, structured notes, pass-through certificates, private placements, sinkable Russian OFZ bonds issued prior to 2009 and securities where reliable pricing is unavailable are excluded from the Underlying Index. The securities in the Underlying Index are updated on the last business day of each month, and the currency risk of the securities in the Underlying Index are hedged to the U.S. dollar on a monthly basis. Components of the Underlying Index primarily include fixed-rate foreign sovereign and government debt, non-U.S. government-related bonds and corporate bonds. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time. As of October 30, 2015, the Underlying Index included securities issued by governments in the following 55 countries: Australia, Austria, Belgium, Bermuda, Brazil, Bulgaria, Canada, Chile, China, Czech Republic, Denmark, Estonia, Finland, France, Germany, Guernsey, Hong Kong, Iceland, India, Indonesia, Ireland, Israel, Italy, Japan, Jersey Channel Islands, Kazakhstan, Latvia, Lithuania, Luxembourg, Malaysia, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, the Philippines, Poland, Portugal, Romania, Russia, Saudi Arabia, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey, the United Arab Emirates, the United Kingdom and the United States.

Fund Name	Investment Objective and Principal Investment Strategies
iShares ® Global Infrastructure ETF

The fund seeks to track the investment results of an index composed of developed market equities in the infrastructure industry.

The fund seeks to track the investment results of the S&P Global Infrastructure IndexTM (the “Underlying Index”), which is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The Underlying Index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities. As of March 31, 2016, the Underlying Index was comprised of stocks of companies in the following countries or regions: Australia, Brazil, Canada, Chilé, China, France, Germany, Hong Kong, Italy, Japan, Mexico, the Netherlands, New Zealand, Singapore, Spain, Switzerland, the United Kingdom and the United States. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include energy, industrials, infrastructure, transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares ® Short Treasury Bond ETF

The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one month and one year.

The fund seeks to track the investment results of the ICE U.S. Treasury Short Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than one month and less than or equal to one year. As of March 31, 2016, there were 78 issues in the Underlying Index. The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than one month and less than or equal to one year and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on July 1, 2016, the fund tracked the Barclays U.S. Short Treasury Bond Index.

Shareholders should retain this Supplement for future reference.

PRO-VAR-IS-0117SUP